Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

                              THE TOCQUEVILLE TRUST

                      SUPPLEMENT DATED DECEMBER 23, 2002 TO
                     THE PROSPECTUS DATED FEBRUARY 28, 2002



Under the Fee Table on page 10 of the prospectus, the footnote designed as (*) is revised to read as follows:

               "*A redemption fee is imposed on redemptions of shares held less than 90 days. The redemption fee will not apply to redemptions of shares where (i) the Investment Advisor or Lepercq, de Neuflize/Tocqueville Securities, L.P. is the shareholder of record, or exercises discretion over the account, (ii) the redemption is made from a retirement account, or (iii) the redemption results from an exchange made pursuant to the Exchange Privilege. In addition, the Trust may waive the redemption fee when it determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short term trading vehicle. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire."

Under  "Investment  Strategies"  on  page  12 of the  prospectus  regarding  The
Tocqueville Fund, the bullet points in the third paragraph are revised as follows:

     o "up to 25% of its total assets in common stocks of foreign companies traded in the U.S. in American Depository Receipts (ADRs);

     o  up to 10% of its total assets in gold bullion from U.S. institutions;

     o in repurchase agreements, which are fully collateralized by obligations of the U.S. Government, U.S. Government Agencies or short-term money market securities;

     o up to 5% of its total assets in debt instruments convertible into common stock; and

     o  in warrants issued by U.S. and foreign issuers."

Under "Investment Strategies" on page 13 of the prospectus regarding The Small Cap Value Fund, the bullet points in the first paragraph are revised as follows:


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     o  "up to 20% of its total  assets in common  stock of small cap  companies located in developed countries in Europe and Asia;

     o up to 20% of its total assets in common stock of foreign companies traded in the U.S. or in American Depository Receipts (ADRs);

     o in repurchase agreements which are fully collateralized by obligations of the U.S. Government, U.S. Government Agencies or short-term money market securities;

     o up to 10% of its total assets in investment grade debt securities convertible into common stock; and

     o  in warrants of U.S. and foreign issuers.

Under "How to Redeem Shares" on page 19 of the prospectus, the third, forth and fifth sentences of the second paragraph are deleted and replaced with the following new paragraph:

        "The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment in the securities held by the Funds. The Funds are not designed for short-term traders whose frequent purchases and redemptions can substantially impact cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund at the worst possible time from the perspective of long-term investors. Additionally, short-term trading drives up a Fund's transaction costs which are borne by the remaining long-term investors. For those reasons, each Fund assesses a 1.50% redemption fee on redemptions of shares held less than 90 days. The redemption fee will not apply to redemptions of shares where (i) the Investment Advisor or Lepercq, de Neuflize/Tocqueville Securities, L.P. is the shareholder of record, or exercises discretion over the account, (ii) the redemption is made from a retirement account, or (iii) the redemption fee results from an exchange made pursuant to the Exchange Privilege. In addition, the Trust may waive the redemption fee in certain instances, including when it determines that imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire."

Under "Additional Shareholder Services" on page 20 of the prospectus, the second sentence of the forth paragraph is deleted.


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Under  "Additional  Exchange  and  Redemption  Information"  on  page  21 of the prospectus, the words "to five" are deleted in the third paragraph.

All references to "Tocqueville Securities L.P." are deleted and replaced with "Lepercq, de Neuflize/Tocqueville Securities, L.P."